UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 27, 2020

CREE, INC.
(Exact name of registrant as specified in its charter)

North Carolina	0-21154	56-1572719
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4600 Silicon Drive
Durham	North Carolina	27703
(Address of principal executive offices)		(Zip Code)

(919) 407-5300
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.00125 par value	CREE	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of January 27, 2020, the Board of Directors (the “Board”) of Cree, Inc. (the “Company”) elected Glenda Dorchak as a member of the Board and appointed Ms. Dorchak as a member of the Board’s Compensation Committee and Governance and Nominations Committee.

The Company will compensate Ms. Dorchak for her services as a director in accordance with the Schedule of Compensation for Non-Employee Directors filed as Exhibit 10.3 to the Company’s Quarterly Report on Form 10-Q filed on October 31, 2019 and incorporated by reference herein. Pursuant to these arrangements, on January 27, 2020, the Company issued Ms. Dorchak restricted stock units to acquire shares of the Company’s common stock with a value of $180,000. The Company granted the restricted stock units under its 2013 Long-Term Incentive Compensation Plan. The award vests in three equal installments on each of the first, second and third anniversaries of the grant date, subject to continued service with the Company. In addition, commencing with the Company’s fourth fiscal quarter, the Company will pay Ms. Dorchak a cash retainer in advance at the quarterly rate of $17,500 for service as a member of the Board of Directors, $2,500 for service as a member of the Compensation Committee, and $1,250 for service as a member of the Governance and Nominations Committee. Ms. Dorchak will be paid a portion of the retainer for the Company’s third quarter, prorated based on the number of days remaining in the Company’s third quarter.

In connection with her appointment, Ms. Dorchak will enter into the Company’s standard form of indemnification agreement for directors and officers, a copy of which is filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, dated October 25, 2010, as filed on October 29, 2010, and is incorporated by reference herein.

The press release issued by the Company on January 28, 2020 announcing the appointment of Ms. Dorchak is included as Exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description of Exhibit

99.1	Press Release dated January 28, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREE, INC.

By:	/s/ Bradley D. Kohn
Bradley D. Kohn
Senior Vice President and General Counsel

Date: January 28, 2020